
CHASE BANK, TRUSTEE                                                           DETERMINATION DATE:                 04-JUN-98
MANUFACTURED HOUSING CONTRACTS                                                REMITTANCE DATE:                    08-JUN-98
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 1998B                    FOR THE PERIOD ENDED:               25-MAY-98

INFORMATION FOR CLAUSES (a) THROUGH (s), SECTION 7.01 -  GROUP I
                                                                              CLASS I A-1        CLASS I A-2         CLASS I A-3
 (a)   Class I A and Class I B Distribution Amounts                           2,611,217.71        188,700.00          112,026.25

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due                                              555,852.43
       (b) Partial Prepayments Received                                          67,514.36
       (c) Principal Payments in Full (Scheduled Balance)                     1,928,655.03
       (d) Liquidated Contract Scheduled Balance                                      0.00
       (e) Section 3.05 Purchase Scheduled Balance                                    0.00
       (f) Previously Undistributed Shortfalls in (a) through (e)                     0.00
                                                                          ----------------  ----------------    ----------------
 Total Principal Distribution                                                 2,552,021.82              0.00                0.00

 (c)   Interest Distribution                                                     59,195.89        188,700.00          112,026.25
       Unpaid Interest Shortfall                                                      0.00              0.00                0.00
                                                                          ----------------  ----------------    ----------------
 Total Interest Distribution                                                     59,195.89        188,700.00          112,026.25

 (d)   Beginning Class I A and Class I B Principal Balance                   37,400,000.00     37,000,000.00       21,700,000.00
       Less: Principal Distribution                                           2,552,021.82              0.00                0.00
                                                                          ----------------  ----------------    ----------------
       Remaining Class A And Class B Principal Balance                       34,847,978.18     37,000,000.00       21,700,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                                          0.00         (h)               Pool Factor
       Section 8.06 Reimbursement Amount                                              0.00       Class I A-1          0.93176412
       Section 6.02 Reimbursement Amount                                              0.00       Class I A-2          1.00000000
       Reimburseable Fees                                                             0.00       Class I A-3          1.00000000
                                                                          ----------------       Class I A-4          1.00000000
                                                                                      0.00
                                                                                                 Class I A-5          1.00000000
 Total Fees Due Servicer                                                                         Class I A-6          1.00000000
                                                                                                 Class I B-1          1.00000000
                                          No. of                          Unpaid Principal       Class I B-2          1.00000000
 (f)   Delinquency                       Contracts                             Balance

       31-59 Days Delinquent                29                                     660,882
       60-89 Days Delinquent                 2                                      93,101
       90+ Days Delinquent                   0                                           0

 (g)   Section 3.05 Repurchases                                                       0.00

 (i)   Class R Distribution Amount                                                    0.00
       Repossession Profits                                                           0.00

 (j)   Principal Balance of Contracts in Repossession                                 0.00

 (k)   Aggregate Net Liquidation Losses                                               0.00

 (l)   (x) Class B-2 Formula Distribution Amount                                 49,298.67
       (y) Remaining Amount Available                                           332,237.83
                                                                         -----------------
       Amount of (x) over (y)                                                         0.00

 (m)   Class B-2 Liquidation Loss Amount                                              0.00

 (n)   Guarantee Payment                                                              0.00

 (o)   Unadvanced Shortfalls                                                          0.00

                                                                   No.        $

 (p)   Units repossessed                                            0                 0.00

 (q)   Principal Prepayments paid                                             1,996,169.39

 (r)   Scheduled Principal Payments                                             555,852.43

 (s)   Weighted Average Interest Rate                                                10.91%


INFORMATION FOR CLAUSES (A) THROUGH (S), SECTION 7.01 -  GROUP I
                                                                             Class I A-4       Class I A-5       Class I A-6
 (a)   Class I A and Class I B Distribution Amounts                            68,316.25         92,965.43         65,963.75

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)
                                                                        ----------------  ----------------  ----------------
 Total Principal Distribution                                                       0.00              0.00              0.00

 (c)   Interest Distribution                                                   68,316.25         92,965.43         65,963.75
       Unpaid Interest Shortfall                                                    0.00              0.00              0.00
                                                                        ----------------  ----------------  ----------------
 Total Interest Distribution                                                   68,316.25         92,965.43         65,963.75

 (d)   Beginning Class I A and Class I B Principal Balance                 12,900,000.00     17,084,000.00     11,675,000.00
       Less: Principal Distribution                                                 0.00              0.00              0.00
                                                                        ----------------  ----------------  ----------------
       Remaining Class A and Class B Principal Balance                     12,900,000.00     17,084,000.00     11,675,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                                               Original Balance             Rate
       Section 8.06 Reimbursement Amount                                                     37,400,000.00            5.6980%
       Section 6.02 Reimbursement Amount                                                     37,000,000.00            6.1200%
       Reimburseable Fees                                                                    21,700,000.00            6.1950%
                                                                                             12,900,000.00            6.3550%

                                                                                             17,084,000.00            6.5300%
 Total Fees Due Servicer                                                                     11,675,000.00            6.7800%
                                                                                             10,119,000.00            7.0700%
                                                                                              7,784,000.00            7.6000%

 (f)   Delinquency

       31-59 Days Delinquent
       60-89 Days Delinquent
       90+ Days Delinquent

 (g)   Section 3.05 Repurchases

 (i)   Class R Distribution Amount
       Repossession Profits

 (j)   Principal Balance of Contracts in Repossession

 (k)   Aggregate Net Liquidation Losses

 (l)   (X) Class B-2 Formula Distribution Amount
       (Y) Remaining Amount Available

       Amount of (x) over (y)

 (m)   Class B-2 Liquidation Loss Amount

 (n)   Guarantee Payment

 (o)   Unadvanced Shortfalls



 (p)   Units Repossessed

 (q)   Principal Prepayments Paid

 (r)   Scheduled Principal Payments

 (s)   Weighted Average Interest Rate


CHASE BANK, TRUSTEE
MANUFACTURED HOUSING CONTRACTS
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 1998B

INFORMATION FOR CLAUSES (A) THROUGH (S), SECTION 7.01 -  GROUP I
                                                                           Class I B-1      Class I B-2
 (a)   Class I A and Class I B Distribution Amounts                          59,617.78       49,298.67

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in (a) through (e)
                                                                     -----------------  --------------
 Total Principal Distribution                                                     0.00            0.00

 (c)   Interest Distribution                                                 59,617.78       49,298.67
       Unpaid Interest Shortfall                                                  0.00            0.00
                                                                     -----------------  --------------
 Total Interest Distribution                                                 59,617.78       49,298.67

 (d)   Beginning Class I A and Class I B Principal Balance               10,119,000.00    7,784,000.00
       Less: Principal Distribution                                               0.00            0.00
                                                                     -----------------  --------------
       Remaining Class A and Class B Principal Balance                   10,119,000.00    7,784,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee
       Section 8.06 Reimbursement Amount                                        5.6480%  Libor
       Section 6.02 Reimbursement Amount                                          0.05%  Spread
       Reimburseable Fees


 Total Fees Due Servicer



 (f)   Delinquency

       31-59 Days Delinquent
       60-89 Days Delinquent
       90+ Days Delinquent

 (g)   Section 3.05 Repurchases

 (i)   Class R Distribution Amount
       Repossession Profits

 (j)   Principal Balance of Contracts in Repossession

 (k)   Aggregate Net Liquidation Losses

 (l)   (x) Class B-2 Formula Distribution Amount
       (y) Remaining Amount Available

       Amount of (x) over (y)

 (m)   Class B-2 Liquidation Loss Amount

 (n)   Guarantee Payment

 (o)   Unadvanced Shortfalls


 (p)   Units repossessed

 (q)   Principal Prepayments paid

 (r)   Scheduled Principal Payments

 (s)   Weighted Average Interest Rate

CHASE BANK, TRUSTEE                                                DETERMINATION DATE:    04-JUN-98
MANUFACTURED HOUSING CONTRACTS                                     REMITTANCE DATE:       08-JUN-98
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 1998B         FOR THE PERIOD ENDED:  25-MAY-98

                      COMPUTATION OF AVAILABLE DISTRIBUTION AMOUNT
(i)  Certificate Account Balance at Monthly Cutoff-Vanderbilt                 3,138,294.16
     Certificate Account Balance at Monthly Cutoff-SubServicer-21st             473,515.33
     Certificate Account Balance at Monthly Cutoff-SubServicer-CC               162,542.62
(ii) Monthly Advance Made                                                             0.00
(iii)Section 5.05 Certificate Fund Income-Vanderbilt                                  0.00
(iii)Section 5.05 Certificate Fund Income-SubServicer-21st                            0.00
(iii)Section 5.05 Certificate Fund Income-SubServicer-Cc                              0.00
(v)  Principal due Holders                                                            0.00
Less:
(i)  Scheduled Payments of Principal and interest
     due subsequent to the Due Period-Vanderbilt                                 64,109.96
(i)  Scheduled Payments of principal and interest
     due subsequent to the Due Period-SubServicer-21st                           16,654.53
(i)  Scheduled Payments of Principal And Interest
     due subsequent to the Due Period-SubServicer-CC                              6,333.10
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                          0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                            0.00
   (iii) Monthly Servicing Fee                                                        0.00
   (iv)  Reimburseable Liquidation Expenses                                           0.00
   (v)   Section 6.04 (c) reimbursement                                               0.00
   (vi)  Section 8.06 reimbursement                                                   0.00
   (vii) Amounts not required to be deposited-SubServicer-21st                        0.00

Total Due Servicer                                                                    0.00

Available Distrubution Amount-Vanderbilt                                      3,074,184.20
Available Distrubution Amount-SubServicer-21st                                  456,860.80
Available Distrubution Amount-SubServicer-CC                                    156,209.52
To Class A and B                                                              3,248,105.84

Monthly Excess Cashflow                                                         439,148.68

Weighted Average Remaining Term (Months)                                            213.00

       Scheduled Balance Computation

       Prior Month Balance                                                  155,662,000.00

       Current Balance                                    153,130,443.60
             Adv Principal                                     22,226.81
             Del Principal                                     42,692.23
       Pool Scheduled Balance                                               153,109,978.18

       Principal Payments in Full                           1,928,655.03
       Partial Prepayments                                     67,514.36

       Scheduled Principal                                    555,852.43

       Collateral Balance                                                   153,130,443.60

CHASE BANK, TRUSTEE                                                                            DETERMINATION DATE:    04-JUN-98
MANUFACTURED HOUSING CONTRACTS                                                                 REMITTANCE DATE:       08-JUN-98
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 1998B                                     FOR THE PERIOD ENDED:  25-MAY-98

INFORMATION for CLAUSES (v) through (ap), SECTION 7.01 -                 GROUP II
                                                                                               Class II A-1
  (v)    Class II A and Class II B Distribution Amounts                                                 1,326,417.07

  (w)    Formula Principal Distribution Amount
         (a) Scheduled Principal Due                                                                      230,630.18
         (b) Partial Prepayments Received                                                                  28,196.15
         (c) Principal Payments in Full (Scheduled Balance)                                               269,580.81
         (d) Liquidated Contract Scheduled Balance                                                              0.00
         (e) Section 3.05 Purchase Scheduled Balance                                                            0.00
         (f) Previously Undistributed Shortfalls in (a) through (e)                                             0.00
         (g) Accelerated Principal Payment                                                                719,347.34
                                                                                                       -------------
 Total Principal Distribution                                                                           1,247,754.48

  (x)    Interest Distribution                                                                             78,662.59
         Unpaid Interest Shortfall                                                                              0.00
                                                                                                       -------------
 Total Interest Distribution                                                                               78,662.59

  (y)    Beginning Class I A and Class I B Principal Balance                                           48,674,000.00
         Less: Principal Distribution                                                                   1,247,754.48
                                                                                                       -------------
         Remaining Class A and Class B Principal Balance                                               47,426,245.52

  (z)    Fees Due Servicer
         Monthly Servicing Fee                                                                                  0.00
         Section 8.06 Reimbursement Amount                                                                      0.00
         Section 6.02 Reimbursement Amount                                                                      0.00
         Reimburseable Fees                                                                                     0.00
                                                                                                       -------------
 Total Fees Due Servicer                                                                                        0.00

                                                           No. Of                                   Unpaid Principal
  (aa)   Delinquency                                      Contracts                                      Balance

         31-59 Days Delinquent                               19                                              573,439
         60-89 Days Delinquent                                1                                               29,470
         90+ Days Delinquent                                  0                                                    0

  (ab)   Section 3.05 Repurchases                                                                               0.00

  (ad)   Class R Distribution Amount                                                                            0.00
         Reposession Profits                                                                                    0.00

  (ae)   Principal Balance of Contracts in Repossession                                                         0.00

  (af)   Aggregate Net Liquidation Losses                                                                       0.00

  (ag)   (x) Class B-3 Formula Distribution Amount                                                          9,950.37
         (y) Remaining Amount Available                                                                   280,198.66
                                                                                                       -------------
         Amount of (x) over (y)                                                                                 0.00

  (ah)   Class B-2 Liquidation Loss Amount                                                                      0.00

  (ai)   Guarantee Payment                                                                                      0.00

  (aj)   Unadvanced Shortfalls                                                                                  0.00
                                                                                      No.              $
  (ak)   Units repossessed                                                             0                        0.00

  (al)   Principal Prepayments paid                                                                       297,776.96

  (am)   Scheduled Principal Payments                                                                     230,630.18

  (an)   Weighted Average Interest Rate                                                                        10.49%


INFORMATION FOR CLAUSES (V) THROUGH (AP), SECTION 7.01 -                               GROUP II
                                                                       Class II B-1      Class II B-2     Class II B-3
  (v)    Class II A and Class II B Distribution Amounts                      12,977.34        5,949.20         9,950.37

  (w)    Formula Principal Distribution Amount
         (a) Scheduled Principal Due
         (b) Partial Prepayments Received
         (c) Principal Payments in Full (Scheduled Balance)
         (d) Liquidated Contract Scheduled Balance
         (e) Section 3.05 Purchase Scheduled Balance
         (f) Previously Undistributed Shortfalls in (A) through (E)
         (g) Accelerated Principal Payment
                                                                        --------------   -------------   --------------
 Total Principal Distribution                                                     0.00            0.00             0.00

  (x)    Interest Distribution                                               12,977.34        5,949.20         9,950.37
         Unpaid Interest Shortfall                                                0.00            0.00             0.00
                                                                        --------------   -------------   --------------
 Total Interest Distribution                                                 12,977.34        5,949.20         9,950.37

  (y)    Beginning Class I A and Class I B Principal Balance              7,789,000.00    3,246,000.00     5,193,000.00
         Less: Principal Distribution                                             0.00            0.00             0.00
                                                                        --------------   -------------   --------------
         Remaining Class A and Class B Principal Balance                  7,789,000.00    3,246,000.00     5,193,000.00

  (z)    Fees Due Servicer
         Monthly Servicing Fee                                                (ac)         Pool Factor   Original Balance      Rate
         Section 8.06 Reimbursement Amount                                Class II A-1      0.97436507    48,674,000.00      5.8180%
         Section 6.02 Reimbursement Amount                                Class II B-1      1.00000000     7,789,000.00      5.9980%
         Reimburseable Fees                                               Class II B-2      1.00000000     3,246,000.00      6.5980%
                                                                          Class II B-3      1.00000000     5,193,000.00      6.8980%
 Total Fees Due Servicer
                                                           No. Of
  (aa)   Delinquency                                      Contracts

         31-59 Days Delinquent                               19
         60-89 Days Delinquent                                1
         90+ Days Delinquent                                  0

  (ab)   Section 3.05 Repurchases

  (ad)   Class R Distribution Amount
         Reposession Profits

  (ae)   Principal Balance of Contracts in Repossession

  (af)   Aggregate Net Liquidation Losses

  (ag)   (x) Class B-3 Formula Distribution Amount
         (y) Remaining Amount Available

         Amount of (x) over (y)

  (ah)   Class B-2 Liquidation Loss Amount

  (ai)   Guarantee Payment

  (aj)   Unadvanced Shortfalls

  (ak)   Units repossessed

  (al)   Principal Prepayments paid

  (am)   Scheduled Principal Payments

  (an)   Weighted Average Interest Rate

CHASE BANK, TRUSTEE                                                                             DETERMINATION DATE:        04-JUN-98
MANUFACTURED HOUSING CONTRACTS                                                                  REMITTANCE DATE:           08-JUN-98
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 1998B                                      FOR THE PERIOD ENDED:      25-MAY-98

                        COMPUTATION OF AVAILABLE DISTRIBUTION AMOUNT
(i)  Certificate Account Balance at Monthly Cutoff-Vanderbilt                                        937,546.96
(ii) Monthly Advance Made                                                                                  0.00
(iii)Section 5.05 Certificate Fund Income-Vanderbilt                                                       0.00
(v)  Principal due Holders                                                                                 0.00
Less:
(i)  Scheduled Payments of principal and interest
     due subsequent to the Due Period-Vanderbilt                                                      21,401.66
(ii) Due to the Servicer Pursuant to Section 6.02:
    (i)   Section 3.05 Purchases (Due Seller)                                                              0.00
    (ii)  Reimbursement for taxes from Liquidation Proceeds                                                0.00
    (iii) Monthly Servicing Fee                                                                            0.00
    (iv)  Reimburseable Liquidation Expenses                                                               0.00
    (v)   Section 6.04 (C) reimbursement                                                                   0.00
    (vi)  Section 8.06 reimbursement                                                                       0.00
    (vii) Amounts not required to be deposited-SubServicer                                                 0.00

Total Due Servicer                                                                                         0.00

Available Distrubution Amount                                                                        916,145.30
To Class A and B - Scheduled Principal and Interest                                                  635,946.64

Monthly Excess Cashflow Class II                                                                     280,198.66
Monthly Excess Cashflow Class I                                                                      439,148.68

Accelerated Principal Payment                                                                        719,347.34

Weighted Average Remaining Term (months)                                                                 202.00

         Scheduled Balance Computation


         Prior Month Balance                                                                      64,902,000.00


         Current Balance                                                 64,389,418.94
                Adv Principal                                                 4,885.66
                Del Principal                                                20,711.74
         Pool Scheduled Balance                                                                   64,373,592.86


         Principal Payments in Full                                         269,580.81
         Partial Prepayments                                                 28,196.15

         Scheduled Principal                                                230,630.18


         Collateral Balance                                                                       64,389,418.94

         Overcollateralization Amount                                                                   719,347
         Required Overcollateralization Amount                                                        2,433,846